SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report—May 27, 2004

(Date of earliest event reported)

METROLOGIC INSTRUMENTS, INC.

(Exact name of Registrant as specified in its charter)

New Jersey	0-24172	22-1866172
(State of incorporation)	(Commission file number)	(IRS employer identification number)

90 Coles Road, Blackwood, New Jersey, 08012

(Address of principal executive offices, zip code)

Area Code (856) 228-8100

(Telephone number)

Item 12.	Results of Operation and Financial Condition

Metrologic Instruments, Inc. (the “Company”) is furnishing herewith as Exhibit 99.1 its graphical presentation to its shareholders at the 2004 Annual Meeting of Shareholders held on May 27, 2004.

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

99.1 Metrologic Instruments, Inc. (the “Company”) is furnishing herewith as Exhibit 99.1 its graphical presentation to its shareholders at the Company’s 2004 Annual Meeting of Shareholders held on May 27, 2004.

SIGNATURES

Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 2, 2004	Metrologic Instruments, Inc.

	By:	/s/ Kevin J. Bratton

Kevin J. Bratton Chief Financial Officer

METROLOGIC INSTRUMENTS, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.		Page

99.1	Metrologic Instruments, Inc. (the “Company”) is furnishing herewith as Exhibit 99.1 its graphical presentation to its shareholders at the Company’s 2004 Annual Meeting of Shareholders held on May 27, 2004.